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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 13, 1998 relating to the financial statements of Email Publishing, Inc., which appears in the Current Report on the MessageMedia, Inc. Form 8-K/A dated February 19, 1999.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Broomfield, Colorado
September 7, 1999